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                                                                    EXHIBIT 10.3

INDEPENDENT AUDITORS' REPORT

Board of Directors
DaimlerChrysler Corporation
Auburn Hills, Michigan

    We have audited the consolidated balance sheet of DaimlerChrysler Corporation and consolidated subsidiaries (the "Company") as of December 31, 2000 and the related consolidated statements of income and cash flows for each of the two years in the period ended December 31, 2000. Such consolidated financial statements are not included herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Chrysler Financial Company L.L.C. (a consolidated subsidiary) for the years ended December 31, 2000 and 1999, which statements reflect total assets constituting 50% of consolidated total assets as of December 31, 2000 and total revenues constituting 13% and 5% of consolidated total revenues for the years ended December 31, 2000 and 1999, respectively. Those financial statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Chrysler Financial Company L.L.C. for the years ended December 31, 2000 and 1999, is based solely on the report of such other auditors.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

    In our opinion, based on our audits and the report of other auditors, such consolidated financial statements present fairly, in all material respects, the financial position of DaimlerChrysler Corporation and its consolidated subsidiaries at December 31, 2000 and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

    The Company adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards (SFAS) No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, on January 1, 2000, and SFAS 138, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES--AN AMENDMENT OF SFAS 133, and Emerging Issues Task Force Issue No. 99-20, RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN SECURITIZED FINANCIAL ASSETS, on July 1, 2000.

Deloitte & Touche LLP

Detroit, Michigan
February 8, 2001